Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

MARKETFIELD FUND
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 12, 2021 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2021, as supplemented

At a meeting held on September 22, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Marketfield Fund (the “Fund”), a series of the Trust. The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Cromwell Marketfield L/S Fund (the “New Fund”), a newly-created shell series of Total Fund Solution, a newly-created open-end registered investment management company. The Board of Trustees of Total Fund Solution approved the Plan of Reorganization on September 17, 2021.

A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) seeking Fund shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders. The special meeting of shareholders is expected to occur on or about January 12, 2022. If the Plan of Reorganization is approved by Fund shareholders, Class A, Class C and Class I shareholders of the Fund will receive Investor Class, Class C and Institutional Class shares, respectively, of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. The New Fund's management fee and expense ratio after fee waivers and/or expense reimbursement will remain the same as the Fund.

Prior to the Reorganization, which is expected to occur on or about January 21, 2022, Marketfield Asset Management LLC (“Marketfield”), the Fund’s current investment adviser, will continue to manage the Fund in the ordinary course. After the Reorganization, Cromwell Investment Advisors, LLC (“Cromwell”) will serve as investment adviser for the New Fund and Marketfield will serve as the investment sub-adviser for the New Fund. Michael C. Aronstein and Michael Shaoul, the current portfolio managers for the Fund, will also be the portfolio managers of the New Fund and will continue to be responsible for the day-to-day management of the New Fund’s portfolio. The New Fund will have the same investment objective and substantially similar investment strategies, policies, and risks as the Fund, as are currently set forth in the Fund’s Prospectus and Statement of Additional Information. A comparison of the investment policies and strategies of the Fund and the New Fund will be provided in the Proxy Statement. Cromwell and Marketfield have agreed to assume all of the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this Supplement for future reference.